UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 25, 2022

Alpine 4 Holdings, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ 85016

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07Submission of Matters to a Vote of Security Holders.

On March 25, 2022, Alpine 4 Holdings, Inc. a Delaware corporation (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”), for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company’s definitive proxy materials filed with the U.S. Securities and Exchange Commission (“SEC”) on February 1, 2022, and mailed to all of the Company’s shareholders beginning on or about February 12, 2022.

As reported in the Proxy Statement, On January 26, 2022, the Record Date for the Annual Meeting, the Company had had authorized capital stock of 195,000,000 shares of our Class A Common Stock, $0.0001 par value; 10,000,000 shares of our Class B Common Stock, $0.0001 par value; and 15,000,000 shares of our Class C Common Stock, $0.0001 par value.  As of the Record Date, the Company had 162,148,069 shares of Class A common stock outstanding and entitled to vote at the Annual meeting; 8,548,088 shares of Class B common stock outstanding and entitled to vote at the Annual meeting; and 12,545,201 shares of Class C common stock outstanding and entitled to vote at the Annual meeting.

Each share of Class A Common Stock is entitled to one (1) vote; each share of Class B Common Stock is entitled to ten (10) votes; and each share of Class C Common Stock is entitled to five (5) votes.  Additionally, there were 5 shares of our Series B Preferred Stock outstanding, held by members of the Company’s Board of Directors. All of the shares of Series B Preferred Stock together have voting power equal to 200% of the total voting power of all other Classes or series of outstanding shares, and each share of Series B Preferred Stock has a fractional portion of that aggregate vote.

As such, the holders of the outstanding Class B Common Stock, with 10 votes per share, were entitled to a total of 85,480,880 votes on all matters properly brought before the Annual Meeting.  The holders of the outstanding Class C Common Stock, with 5 votes per share, were entitled to a total of 62,726,005 votes on all matters properly brought before the Annual Meeting.

The transfer agent, who tallied the votes submitted through brokerage houses and to the transfer agent, tallied the votes of the Class A and Class C Common Stock together. The Company tallied the votes of the Class B Common Stock and of the Series B Preferred Stock.

A total of 103,587,776 shares of Class A and Class C Common Stock, representing a total of 59.3% of the total outstanding shares of Class A and Class C Common Stock, were represented in person or by proxy at the Annual Meeting. A total of 9,023,088 shares of Class B Common Stock were represented in person or by proxy at the Annual Meeting. All of the shares of Series B Preferred Stock were present in person or by proxy at the Annual Meeting. The proposals voted on and approved by the stockholders at the Annual Meeting were as follows:

Proposal 1

The eight director nominees named in the Company's proxy statement were elected, each to hold office until the 2022 Annual Meeting and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Class A and Class C Common Stock Votes For	Class A and Class C Common Stock Votes Withhold	Class B Votes For	Class B Votes Withhold	Series B Preferred Votes For	Series B Preferred Votes Withhold
Kent B. Wilson	70,540,343	1,010,351	85,480,880	0	620,709,908	0
Charles Winters	70,268,534	1,282,160	85,480,880	0	620,709,908	0
Ian Kantrowitz	70,371,492	1,179,202	85,480,880	0	620,709,908	0
Gerry Garcia	70,178,924	1,371,770	85,480,880	0	620,709,908	0
Edmond Lew	69,686,740	1,863,954	85,480,880	0	620,709,908	0
Christophe Jeunot	70,443,058	1,107,636	85,480,880	0	620,709,908	0
Jonathan Withem	70,440,208	1,110,486	85,480,880	0	620,709,908	0
Mike Loyd*	70,949.040	601,654	85,480,880	0	620,709,908	0

*  Mr. Loyd was nominated and included in the proxy statement, but resigned from the Company’s Board of Directors prior to the date of the Annual Meeting. The information is provided solely for information purposes.

Proposal 2

The proposal to ratify the appointment of Malone Bailey LLP as the Company’s independent public accounting firm was approved based on the following votes:

Class A and Class C Votes For	120,900,405
Class A and Class C Votes Against	317,342
Class A and Class C Votes Abstain	358,185
Class B Votes For	85,480,880
Class B Votes Against	0
Class B Votes Abstain	0
Series B Preferred Votes For	620,709,908
Series B Preferred Votes Against	0
Series B Preferred Votes Abstain	0

Proposal 3

The proposal to authorize the Board of Directors to file an Amendment to the Company’s Certificate of Incorporation, as amended to date, to Authorize an increase in the authorized shares of Class A Common Stock of the Company was approved based on the following votes:

Class A and Class C Votes For	74,529,268
Class A and Class C Votes Against	9,126,172
Class A and Class C Votes Abstain	1,568,878
Class B Votes For	85,480,880
Class B Votes Against	0
Class B Votes Abstain	0
Series B Preferred Votes For	620,709,908
Series B Preferred Votes Against	0
Series B Preferred Votes Abstain	0

Proposal 4

The proposal to approve our proposed Alpine 4 Holdings, Inc., 2021 Equity Incentive Plan was approved based on the following votes:

Class A and Class C Votes For	48,550,513
Class A and Class C Votes Against	3,944,131
Class A and Class C Votes Abstain	1,067,893
Class B Votes For	85,480,880
Class B Votes Against	0
Class B Votes Abstain	0
Series B Preferred Votes For	620,709,908
Series B Preferred Votes Against	0
Series B Preferred Votes Abstain	0

With respect to Proposal 1, each of the director-nominees received the affirmative vote of a plurality of the votes cast (each with a greater number of votes cast “for” than “withheld”), and each was elected to serve for a term of one years.

Proposals 2, 3, and 4 each received the affirmative vote of a majority of votes cast and therefore passed.

Item 9.01 Financial Statement and Exhibits.

(a)Financial Statements of businesses or funds acquired.

(b)Pro Forma Financial Information

(d) Exhibits

Exhibit No.	Description
99.1	Annual Meeting Agenda and Discussion Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By:	/s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: March 25, 2022